10(G)    Amendment to Company's lease for premises at Hayward, California, dated May 1, 1995

                          AMENDMENT TO LEASE - RENEWAL
                            FIRST AMENDMENT TO LEASE


THIS FIRST AMENDMENT TO LEASE (the "Amendment") is made and entered into as of February 6, l995, by and between Cam Data Systems, Inc., a Delaware Corporation, dba: Cam Data Systems. ("Lessee"), and Eden Landing Associates a California General Partnership, dba Commerce Park Eden Landing by R&B Commercial Management Company, Inc., as Manager and Agent for Owner ("Lessor"), with respect to that certain Occupancy Agreement dated as of February 6, 1995 (the "Lease"), and entered into by and between Lessor and Lessee, pursuant to which Lessee Leases from Lessor those certain premises (the "Premises") described as 3423 Investment Blvd., Suite 10, Hayward, California in that certain project (the "Project") known as Commerce Park Eden Landing located at Hayward, California. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meanings as are ascribed to such terms in the Lease. Lessor and Lessee hereby agrees as follows:

AMENDMENTS

"1.06    LEASE TERM" shall hereafter additionally provide as follows:  The term of this Lease shall be renewed for a period twelve (12) months and 0 days, commencing on May 1, l995 and ending on April 30, l996.

"1.07    BASE MONTHLY RENT" shall hereafter additionally provide as follows:
The Base Monthly Rent for the renewal period $1,450.00 in lawful money of the United States of America.

"1.08   SECURITY DEPOSIT" shall hereafter additionally provide as follows:  The
Security Deposit for the renewal period shall be $1,510.00 which represents an increase of $42.72 over the amount currently deposited with Lessor. Lessee acknowledges that the incremental increase amount is due and payable immediately upon execution of this Amendment.

SPECIAL PROVISIONS

Special Provisions of the Amendment number 34.00 through 34.00 are attached hereto and made a part hereof.

INCORPORATION

Except as otherwise expressly set forth herein, and to the extent necessary to give effect to the provisions hereof, all terms and conditions of the Lease shall remain unmodified and in full force and effect.




IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first set forth above.


LESSOR                                             LESSEE
EDEN LANDING ASSOCIATES,                           CAM DATA SYSTEMS, INC.
A CALIFORNIA GENERAL PARTNERSHIP                   A DELAWARE CORPORATION,
DBA: COMMERCE PARK                                 DBA: CAM DATA SYSTEMS
EDEN LANDING


By:              R&B COMMERCIAL MANAGEMENT
                 COMPANY INC. (Agent), A California Corporation

By:                                                By:
         ----------------------------------                 -------------------------------------------
                 Frances Gurriere                                           Paul Caceres

                 Regional Manager                                       Chief Financial Officer
         -----------------------------------                -------------------------------------------



         ----------------------------------                 -------------------------------------------
                 (Execution Date)                                           (Execution Date)